AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
                                       and
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                              ("Separate Accounts")
                                  Supplement to
    Ameritas Low Load Variable Universal Life, Ameritas Low-Load Survivorship
           Variable Universal Life, Ameritas No Load Variable Annuity
                         Prospectuses Dated May 1, 2004
                        Supplement Dated November 1, 2004

The following section is added to your prospectus:

         Model Asset Allocation Program
         We may offer a model asset allocation program to assist you with Policy investment decisions. Model asset allocation programs are intended to match your risk tolerance and investment objectives with the investment options available in your Policy. Currently, we offer the Morningstar(R) Asset Allocator ("Morningstar") program, which consists of five models, ranging from aggressive to conservative. To participate in the asset allocation program:
     o    You must complete the Asset Allocator Questionnaire.
     o You must allocate all of your Policy value to one asset allocation model. We must receive notice of your asset allocation model election either by Written Notice, an authorized telephone transaction or Internet when available before we can begin a program for you.
     o Each policy quarter we will rebalance the sub-account values to be consistent with the allocation percentages for the program model that you elected.
     o Annually, Morningstar will re-evaluate and possibly make changes to each model. We will notify you of any such changes. In the event of a model change, you must provide us with affirmative consent to have the model changes applied to your Policy. If we do not receive your affirmative consent to change your model allocations according to Morningstar's updated model recommendations, your allocations will remain unchanged. Affirmative consent may be given either by Written Notice, an authorized telephone transaction or Internet when available.
     o If you are currently participating in an asset allocation model and you make changes to your allocations other than Morningstar recommended changes, you will not receive future notifications of model changes.
     o There is no additional charge for selecting a model asset allocation program.
     o We may modify or discontinue the model asset allocation program at any time.

This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp. If you do not have a current prospectus, please contact Ameritas at 1-800-255-9678.